EXHIBIT T3E(6)

DELTA FINANCIAL CORPORATION
NOTICE OF GUARANTEED DELIVERY
PURSUANT TO THE OFFERING CIRCULAR DATED NOVEMBER 20, 2000

This Notice of Guaranteed Delivery relates to the offer (the "Exchange Offer") of Delta Financial Corporation ("Delta") to exchange up to $150,000,000 aggregate principal amount of 9% Senior Secured Notes due 2004 (the "Secured Notes"), to be issued by Delta and up to an aggregate of 1,590,000 warrants (the "Warrants") to subscribe for newly issued, fully paid and nonassessable shares of common stock, par value $.01 per share, of Delta for the entire aggregate principal amount of Delta’s outstanding 9% Senior Notes due 2004 (the "Old Notes"). You must use this Notice of Guaranteed Delivery, or one substantially equivalent to this form, to accept the Exchange Offer if you are a registered holder of Old Notes and wish to tender your Old Notes, but:

(1) the certificates for the Old Notes are not immediately available;

(2) time will not permit your certificates for the Old Notes or other required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent"), before 5:00 p.m., New York City time, on December 19, 2000 (or any such later date and time to which the Exchange Offer may be extended (the "Expiration Date")); or

(3) the procedure for book-entry transfer cannot be completed before the Expiration Date.

You may effect a tender of your Old Notes if (a) the tender is made through an Eligible Guarantor Institution (as defined in the Offering Circular under the caption "Background and Purpose of the Exchange Offer and Consent Solicitation --- Procedures for Tendering Old Notes"), (b) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the principal amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery (these documents may be sent by overnight courier, registered or certified mail or facsimile transmission), (c) you guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a confirmation of book entry (as described in the Offering Circular under the caption "Background and Purpose of the Exchange Offer and Consent Solicitation Guaranteed Delivery Procedures") of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company (including the agent's message (as defined in the Offering Circular under the "Background and Purpose of the Exchange Offer and Consent Solicitation --- Procedures for Tendering Old Notes") that forms a part of the confirmation of book entry transfer), as the case may be, a properly completed and duly executed Letter of Transmittal and Consent, with any required signature guarantees, and all other documents required by the Letter of Transmittal and Consent, will be deposited by the Eligible Guarantor Institution with the Exchange Agent, and (d) the Exchange Agent receives the certificates for all physically tendered Old Notes, in proper form for transfer, or a confirmation of book entry transfer of the Old Notes into the Exchange Agent’s account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal and Consent, with any required signature guarantees, and all other required documents or, in the case of a confirmation of book entry transfer, a properly completed and duly executed Letter of Transmittal and Consent, with any required signature guarantees, or an agent’s message instead of the Letter of Transmittal and Consent, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular.

Delivery to:
THE BANK OF NEW YORK, Exchange Agent

By Regular or Certified Mail,
Overnight Courier or Hand:
The Bank of New York
ReOrg Department - East 7
101 Barclay Street, Fl 76
New York, NY 10286
Attention: Tolutope Adejoyu	By Facsimile: (Eligible Guarantor Institutions only) The Bank of New York (212)815-6339 To Confirm by Telephone or for Information Call: (212)815-3738 Attention: Tolutope Adejoyu

DELIVERY OF A LETTER OF TRANSMITTAL AND CONSENT OR AGENT’S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL AND CONSENT OR AGENT’S MESSAGE.

Ladies and Gentlemen:

           Subject to the terms and conditions set forth in the Offering Circular and the accompanying Letter of Transmittal and Consent, the undersigned hereby tenders to Delta Financial Corporation the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Offering Circular under the caption "Background and Purpose of the Exchange Offer and Consent Solicitation --- Guaranteed Delivery Procedures."
Principal Amount of Old Notes Tendered:* $___________________
Certificate Nos. (if available):
Total Principal Amount
Represented by Old Notes Certificate(s): $__________________

           ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X_______________________________________________

X_______________________________________________
Signature(s) of Owner(s)
or Authorized Signatory
Date____________________________________________________
Area Code and Telephone Number:_____________________________

Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):__________________________________________________
Capacity:_________________________________________________
Address(es):______________________________________________

* Must be in denominations of $1,000 principal amount and any integral multiple thereof.

GUARANTEE

(Not to be used for signature guarantee)

The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in the Offering Circular under the caption "Background and Purpose of the Exchange Offer and Consent Solicitation --- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal and Consent, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.

Name of Firm_______________________________________________________

Address__________________________________________________________

Zip Code___________________________________________________________

Area Code and Tel. No.________________________________________________

Authorized Signature__________________________________________________

Title_______________________________________________________________

Name:______________________________________________________________
                                   (Please Type or Print)

Dated:______________________________________________________________

           NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL AND CONSENT.